UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): September 17, 2021

ESSENT GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36157	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM11, Bermuda
(Address of Principal Executive Offices and Zip Code)

(441) 297‑9901
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.015 par value	ESNT	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On September 13, 2021, Jane Chwick confirmed to the Company that she will resign from the Company’s board of directors effective December 31, 2021. Ms. Chwick serves as the chairperson of the technology, innovation and operations committee of the board of directors. Ms. Chwick’s resignation was to pursue other opportunities and did not result from any disagreements with management or the Board.

(b) Effective as of October 8, 2021, Jeff R. Cashmer, Senior Vice President and Chief Business Officer of Essent Guaranty, Inc. (“Guaranty”), a wholly owned subsidiary of Essent Group Ltd. (the “Company”), will be leaving Guaranty to pursue other opportunities and as of such date will no longer serve as an officer and employee, and will resign as an officer, of Guaranty.

In connection with his employment termination, Guaranty entered into a separation and release agreement with Mr. Cashmer, dated September 13, 2021 (the “Separation Agreement”), with respect to the terms of his separation. Pursuant to the Separation Agreement, Mr. Cashmer will receive certain severance payments and benefits (including vesting of certain equity awards) consistent with a termination by Guaranty without “cause” under his employment agreement with Guaranty, dated as September 26, 2013 and previously filed as Exhibit 10.19 to the Company’s Quarterly Report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2017 (the “Employment Agreement”). Mr. Cashmer will remain subject to certain restrictive covenants for eighteen (18) months following his termination, as contemplated by his Employment Agreement.

The Company intends to file a copy of the Separation Agreement with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021 and the foregoing description is qualified in its entirety by reference to the terms of the Separation Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2021

ESSENT GROUP LTD.

By:    /s/ Lawrence E. McAlee
Name: Lawrence E. McAlee
Title: Senior Vice President and Chief Financial Officer